UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 30, 2026

ALL IN FUTURETECH ALLIANCE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500

New York, New York 10151

(Address of principal executive offices, including zip code)

(646) 768-4240

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AIFA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Clarification Regarding Beneficial Ownership Disclosure

On May 22, 2026 and September 2, 2026, All In FutureTech Alliance, Inc. (the “Company”) received letters (the “Primo Letters”) from counsel stating that it acts on behalf of Primo Vital Limited (“Primo”), a stockholder of the Company and a wholly-owned subsidiary of Ourgame International Holdings Limited (“Ourgame”). The Primo Letters claim, among other things, that (i) Jingsheng (Jason) Lu (“Mr. Lu”) was removed as a director of Primo on May 19, 2026 and ceased to have authority to act on behalf of Primo on March 3, 2026 when Ourgame was placed into official liquidation by the Grand Court of the Cayman Islands, and (ii) the Company’s beneficial ownership disclosure regarding Mr. Lu’s shared voting and dispositive power in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on May 22, 2026 (the “Form 10-K”), and its Definitive Proxy Statement on Schedule 14A filed on May 21, 2026 for its special meeting of stockholders held on June 1, 2026 (the “Special Meeting Proxy Statement”) were inaccurate.

The beneficial ownership tables in the Form 10-K and the Special Meeting Proxy Statement disclosed that, as of May 6, 2026, Primo was the record holder of 11,986,523 shares of the Company’s common stock (the “Relevant Shares”), representing approximately 31.3% of the Company’s outstanding common stock, and that Mr. Lu, as Primo’s sole director, had shared voting and dispositive power over the Relevant Shares.

Based on the information currently available to it, the Company understands that the Relevant Shares are held through broker-dealers or other securities intermediaries. The Company is not a party to, and takes no position with respect to, the dispute concerning the ownership and control of the Relevant Shares, and is not in a position to independently verify the identity of the persons who share voting or dispositive power over the Relevant Shares. Accordingly, the Company’s disclosure of beneficial ownership information in the Form 10-K and the Special Meeting Proxy Statement was based on the joint Schedule 13D/A filed on December 11, 2024 by Primo, Ourgame and Mr. Lu, which, as of the date the Company made such disclosure, was the latest Schedule 13D filing with respect to the Relevant Shares.

The Company is providing this information voluntarily to inform its investors of the claims made in the Primo Letters and the basis for its prior disclosure. This report does not resolve the relevant parties’ dispute over the Relevant Shares or determine who had voting or dispositive power over the Relevant Shares at any particular time. The Company will evaluate any additional information it receives and its disclosure obligations under applicable law.

Forward-Looking Statements

This Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s further assessment of and disclosure concerning the matters described above. These statements are based on management’s current expectations and are subject to risks and uncertainties, including the risks described under “Risk Factors” in the Form 10-K and the Company’s subsequent SEC filings. The Company disclaims any obligation to update these statements, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALL IN FUTURETECH ALLIANCE, INC.

By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer

Date: September 30, 2026

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